Exhibit 32.2

SECTION 1350 CERTIFICATION

I, John Renwick, hereby certify, on the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
(1)the Quarterly Report on Form 10-Q of Kellanova for the quarter ended September 27, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kellanova.

/s/ John Renwick
Name:	John Renwick
Title:	Senior Vice President and Chief Financial Officer
A signed copy of this original statement required by Section 906 has been provided to Kellanova and will be retained by Kellanova and furnished to the Securities and Exchange Commission or its staff on request.

Date: October 30, 2025